SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
             ------------------------------------------------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 31, 1997


                            CALLON PETROLEUM COMPANY
             (Exact name of Registrant as specified in its charter)



         DELAWARE                    0-16866                  64-0844345
(State or other jurisdiction of    Commission             (I.R.S. Employer
incorporation or organization)     File Number           Identification No.)


                             200 NORTH CANAL STREET
                           NATCHEZ, MISSISSIPPI 39120
          (Address of Principal Executive Offices) (Including Zip Code)

                                 (601) 442-1601
              (Registrant's telephone number, including area code)


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         In October 1997, the Company agreed to purchase Chevron U.S.A. Inc.'s interest in the Mobile Block 864 Area (the "Chevron Acquisition") for $34 million effective July 1, 1997. The Chevron Acquisition is expected to close in November 1997 for a net purchase price of $30.9 million. One other owner of working interests in the properties covered by the Chevron Acquisition has the preferential right to acquire interests in the properties, which, if exercised could reduce the interest acquired by the Company and the purchase price up to 39%. No assurances can be made that the Company will be able to successfully consummate the Chevron Acquisition or as to whether preferential rights will be exercised.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements of Properties Acquired

              The following audited financial statements are filed with this report:

              Report of Independent Accountants                   Page F-1
              Statement Revenues and Direct Operating Expenses
                   of the Property for the Years Ended
                   December 31, 1996, 1995 and 1994               Page F-2
              Notes to Statement of Revenues and Direct Operating
                   Expenses of the Property                       Page F-3

         (b)  Pro Forma Financial Information

         The following unaudited pro forma consolidated financial statements are filed with this report:

              Introduction                                        Page F-8
              Unaudited Pro Forma Consolidated Balance
              Sheet as of September 30, 1997                      Page F-9
              Unaudited Pro Forma Consolidated Statement
              of Operations for the Year Ended December 31, 1996 Page F-10 Unaudited Pro Forma Consolidated Statement of
              Operations for the Nine Months Ended
              September 30, 1997                                  Page F-11
              Notes to Pro Forma Financial Statements             Page F-12

         (c)  Exhibits.

              1.  Underwriting Agreement*

              2. Plan of acquisition, reorganization, arrangement, liquidation or succession

                  2.1   Letter of Intent to Purchase

              4. Instruments defining the rights of security holders, including indentures*

              16. Letter re change in certifying accountants*

              17. Letter re director resignation*

              20. Other documents or statements to security holders*

              23. Consents of experts and counsel

                  23.1   Consent of Price Waterhouse LLP

              24. Power of attorney*

              27. Financial Data Schedule*

              99. Additional exhibits*

         ----------------------
         *   Inapplicable to this filing

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                CALLON PETROLEUM COMPANY

Date   NOVEMBER 4, 1997                         By:/S/ JOHN S. WEATHERLY
                                                       John S. Weatherly,
                                                       Senior Vice President,
                                                       Chief  Financial Officer
                                                       and Treasurer

                                                                        PAGE F-1

                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Callon Petroleum Company


We have audited the accompanying statement of revenues and direct operating expenses of Chevron U.S.A. Inc.'s working interest in Mobile 864 Unit Outer Continental Shelf (the "Property") to be acquired by Callon Petroleum Operating Company (the "Company"), a wholly owned subsidiary of Callon Petroleum Company, for each of the three years in the period ended December 31, 1996. This statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and direct operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and direct operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the registration statement on Form S-2 of Callon Petroleum Company) as described in Note 1 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of the Property described in Note 1 for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

PRICE WATERHOUSE LLP

San Francisco, California
October 29, 1997

                                                                        PAGE F-2

     STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES OF THE PROPERTY
                                (in thousands)



                                        FOR THE
                                      NINE MONTHS
                                         ENDED             DECEMBER 31,
                                      SEPTEMBER 30,-----------------------------
                                          1997       1996      1995       1994
                                        -------    -------    -------    -------
                                      (UNAUDITED)

Oil and gas revenues................    $ 7,607    $14,238    $10,777    $18,901
Direct operating expenses ..........         86        480        544        340
                                        -------    -------    -------    -------
Revenues in excess of direct
operating
   Expenses ........................    $ 7,521    $13,758    $10,233    $18,561
                                        =======    =======    =======    =======

                           See accompanying notes.

                                                                      PAGE F-3

 NOTES TO STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES OF THE PROPERTY
                                (in thousands)

1.  BASIS OF PRESENTATION

    Callon Petroleum Operating Company (the "Company"), a wholly owned subsidiary of Callon Petroleum Company, agreed in October 1997 to acquire Chevron U.S.A. Inc.'s working interest in Mobile 864 Unit Outer Continental Shelf which includes the twelve-inch Mobile 908 Area Gathering Pipeline (the "Property") for $34 million, effective July 1, 1997. The pending acquisition is expected to close in November 1997 for a net acquisition cost of $30.9 million. One other owner of working interests in the Property covered by the pending acquisition has the preferential right to acquire the Property which if exercised could reduce the interest acquired by the Company and the purchase price up to 39%.

   The accompanying statement of revenues and direct operating expenses relates only to the working interest in the producing oil and gas property to be acquired and may not be representative of future operations. The statement includes revenues from natural gas sales and direct operating expenses for each of the periods presented. The statement does not include federal and state income taxes, interest, depletion, depreciation and amortization or general and administrative expenses because such amounts would not be indicative of those expenses which would be incurred by the Company. Presentation of complete historical financial statements for each of the three years ended December 31, 1996 and the nine months ended September 30, 1997 is not practicable because the Property was not accounted for as a separate entity; therefore, such statements are not available.

   Revenues in the accompanying statement of revenues and direct operating expenses are recognized on the entitlement method.

   The accompanying statement has been prepared on the accrual basis in accordance with generally accepted accounting principles. Preparation of the statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statement and accompanying notes. Actual results could differ from those estimates.

   The interim revenues and direct operating expenses for the nine months ended September 30, 1997 are unaudited; however, in the opinion of the Company, the interim revenues and direct operating expenses include all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim period.

2.  COMMITMENTS AND CONTINGENCIES

   In the normal course of business the Company is subject to possible loss contingencies arising from federal, state and local environmental, health and safety laws and regulations, joint venture audit claims and third party litigation. There are no matters which, in the

                                                                      PAGE F-4

 NOTES TO STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES OF THE PROPERTY
                                (in thousands)

   opinion of management, will have a material adverse effect on the revenues and direct operating expenses of the Property.

3.  RELATED PARTY TRANSACTIONS

   The Property was not operated as a separate entity for the periods presented in the accompanying statement, but was included in the operations of Chevron U.S.A. Inc. Effective September 1, 1996, all revenues from production were transferred to an equity affiliate of Chevron Corporation, the parent of Chevron U.S.A. Inc., at approximate market prices.

4.  SUPPLEMENTAL OIL AND GAS RESERVE DATA (UNAUDITED)

   The Property's proved oil and gas reserves at December 31, 1996, 1995 and 1994 have been estimated by the Company's independent petroleum consultants in accordance with guidelines established by the Securities and Exchange Commission ("SEC").

   There are numerous uncertainties inherent in establishing quantities of proved reserves. The following reserve data represent estimates only and should not be construed as being exact. In addition, the present values should not be construed as the current market value of the Property or the cost that would be incurred to obtain equivalent reserves.

                                                                      PAGE F-5

 NOTES TO STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES OF THE PROPERTY
                                 (in thousands)


   ESTIMATED RESERVES

   Changes in the estimated net quantities of natural gas reserves are as follows:

                                                                          GAS
NET PROVED RESERVES OF NATURAL GAS                                       (MMCF)
                                                                        -------
PROVED DEVELOPED AND
UNDEVELOPED RESERVES AT:

December 31, 1993 .........................................              56,066
Production ................................................             (10,166)
                                                                        -------
December 31, 1994 .........................................              45,900
Production ................................................              (6,462)
                                                                        -------
December 31, 1995 .........................................              39,438
Production ................................................              (5,533)
                                                                        -------
December 31, 1996 .........................................              33,905
                                                                        -------
PROVED DEVELOPED RESERVES AT:

December 31, 1994 .........................................              45,900
December 31, 1995 .........................................              39,438
December 31, 1996 .........................................              33,905

                                                                      PAGE F-6

 NOTES TO STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES OF THE PROPERTY
                                (in thousands)


   STANDARDIZED MEASURE

   The following tables present the Property's standardized measure of discounted future net cash flows and changes therein relating to proved reserves and were computed using reserve valuations based on regulations prescribed by the SEC. These regulations provide that the gas price structure utilized to project future net cash flows reflects current prices at each date presented. Future production, development and net abandonment costs are based on current costs without escalation. Estimated future income taxes are calculated by applying appropriate year-end statutory tax rates. These rates reflect allowable deductions and tax credits and are applied to estimated future pre-tax net cash flows, less the tax basis of related assets. The resulting net future cash flows have been discounted to their present values based on a 10% annual discount factor.

                              STANDARDIZED MEASURE

                                                        DECEMBER 31,
                                            -----------------------------------
                                              1996          1995         1994
                                            ---------     --------     --------
Future cash inflows ....................    $ 133,247     $ 90,313     $ 80,325

Future production and
 development costs .....................       (6,361)      (7,080)      (7,509)

Future income taxes ....................      (30,545)     (10,451)      (3,224)
                                            ---------     --------     --------
Future net cash flows
 undiscounted ..........................       96,341       72,782       69,592
10% annual discount for
 estimated timing of cash flows ........      (33,066)     (25,261)     (24,373)
                                            ---------     --------     --------
Standardized measure of discounted
 future net cash flows .................    $  63,275     $ 47,521     $ 45,219
                                            =========     ========     ========

                                                                      PAGE F-7

 NOTES TO STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES OF THE PROPERTY
                                (in thousands)

                       CHANGES IN STANDARDIZED MEASURE

                                                       DECEMBER 31,
                                             ----------------------------------
                                               1996         1995         1994
                                             --------     --------     --------
Standardized measure of
 discounted future net
 cash flows at beginning
 of period ..............................    $ 47,521     $ 45,219     $ 66,437

Changes resulting from:
 Sales of natural gas produced,
   net of production costs ..............     (13,758)     (10,233)     (18,561)

 Net changes in sales prices,
   net of production costs ..............      37,315       12,533      (14,732)

 Accretion of discount ..................       5,435        4,731        7,331

 Net change in income taxes .............     (13,238)      (4,729)       4,744
                                             --------     --------     --------
Standardized measure of discounted
 future net cash flows at end of
 period .................................    $ 63,275     $ 47,521     $ 45,219
                                             ========     ========     ========

                                                                      PAGE F-8

                           CALLON PETROLEUM COMPANY
            UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

INTRODUCTION

The following unaudited pro forma financial statements present the combined financial position and results of operations of Callon Petroleum Company (the "Company"). Such unaudited pro forma combined information is based on the historical balance sheet and results of operations of Callon Petroleum Company after giving effect to the acquisition described below.

In October 1997, the Company agreed to purchase Chevron U.S.A. Inc.'s interest in the Mobile Block 864 Area (the "Chevron Acquisition") for $34 million effective July 1, 1997. The Chevron Acquisition is expected to close in November 1997 for a net purchase price of $30.9 million. One other owner of working interests in the properties covered by the Chevron Acquisition has the preferential right to acquire interests in the properties, which, if exercised could reduce the interest acquired by the Company and the purchase price up to 39%. No assurances can be made that the Company will be able to successfully consummate the Chevron Acquisition or as to whether preferential rights will be exercised.

In June 1997, Callon Petroleum Operating Company purchased a Working interest in the Mobile Area Block Unit from Elf Exploration, Inc. (the "Elf Acquisition") for a net purchase price of $11.8 million.

See Note 1 in the Notes to Unaudited Pro Forma Consolidated Financial Statements for the basis of presentation of the above described events.

                                                                        PAGE F-9
                             CALLON PETROLEUM COMPANY
                  UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                SEPTEMBER 30, 1997

                                                    HISTORICAL   PRO FORMA    PRO FORMA
                                                      COMPANY   ADJUSTMENTS  AS ADJUSTED
                                                     --------   -----------   --------
                                                               (IN THOUSANDS)
           ASSETS
Current assets ...................................   $ 16,298   $      --     $ 16,298
Net oil and gas properties, full cost method: ....    127,296        30,900(b) 158,196
Other assets, net ................................     12,756          --       12,756
                                                     --------   -----------   --------
        Total assets .............................   $156,350   $    30,900   $187,250
                                                     ========   ===========   ========

      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities ..............................   $ 12,672   $      --     $ 12,672
                                                     --------   -----------   --------
Long-term debt ...................................     60,250        30,900(b)  91,150
Other liabilities ................................        546          --          546
Stockholders' equity .............................     82,882          --       82,882
                                                     --------   -----------   --------
        Total liabilities and stockholders' equity   $156,350   $    30,900   $187,250
                                                     ========   ===========   ========

        See Notes to Unaudited Pro Forma Consolidated Financial Statements

                                                                       PAGE F-10

                             CALLON PETROLEUM COMPANY
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                           YEAR ENDED DECEMBER 31, 1996

                                                                     HISTORICAL     ELF         CHEVRON     PRO FORMA     PRO FORMA
                                                                      COMPANY   ACQUISITION   ACQUISITION  ADJUSTMENTS   AS ADJUSTED
                                                                      -------     ------        -------     --------       -------
                                                                                 (In  thousands,  except  per share data)
REVENUES:
Oil and gas sales ...............................................     $25,764     $4,455(a)     $14,238     $   --         $44,457
Interest and other ..............................................         946       --             --           --             946
                                                                      -------     ------        -------     --------       -------
   Total revenues ...............................................      26,710      4,455         14,238         --          45,403
                                                                      -------     ------        -------     --------       -------
COSTS AND EXPENSES:
 Lease operating expenses .......................................       7,562        245(a)         480         --           8,287
 Depreciation, depletion
     and amortization ...........................................       9,832       --             --          7,051(d)     16,883
 General and administrative......................................       3,495       --             --            --          3,495
 Interest .......................................................         313       --             --          4,437(c)      4,750
                                                                      -------     ------        -------     --------       -------
   Total costs and expenses .....................................      21,202        245            480       11,488        33,415
                                                                      -------     ------        -------     --------       -------
Income from operations ..........................................       5,508      4,210         13,758      (11,488)       11,988

Income tax expense ..............................................          50       --             --          4,146(e)      4,196
                                                                      -------     ------        -------     --------       -------
Net income ......................................................       5,458      4,210         13,758      (15,634)        7,792

Preferred stock dividends .......................................       2,795       --             --           --           2,795
                                                                      -------     ------        -------     --------       -------
Net income available to
   common shares ................................................     $ 2,663     $4,210        $13,758     $(15,634)      $ 4,997
                                                                      =======     ======        =======     ========       =======
Net income per common share:
     Primary ....................................................     $  0.45                                              $  0.84
                                                                      =======                                              =======
     Assuming full dilution$ ....................................        0.43                                              $  0.81
                                                                      =======                                              =======

Shares used in computing net income per common share:
     Primary ....................................................       5,952                                                5,952
                                                                      =======                                              =======
     Assuming full dilution .....................................       6,135                                                6,135
                                                                      =======                                              =======

        See Notes to Unaudited Pro Forma Consolidated Financial Statements.

                                                                       PAGE F-11

                              CALLON PETROLEUM COMPANY
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                        NINE MONTHS ENDED SEPTEMBER 30, 1997

                                                                    HISTORICAL         ELF         CHEVRON    PRO FORMA   PRO FORMA
                                                                     COMPANY       ACQUISITION   ACQUISITION ADJUSTMENTS AS ADJUSTED
                                                                     --------        -------        ------    -------       -------
                                                                                (In  thousands,  except  per  share data)
REVENUES:
Oil and gas sales ...............................................    $ 29,578        $ 1,813(a)     $7,607    $  --          $38,998
Interest and other ..............................................       1,162           --            --         --            1,162
                                                                     --------        -------        ------    -------        -------
   Total revenues ...............................................      30,740          1,813         7,607       --           40,160
                                                                     --------        -------        ------    -------        -------
COSTS AND EXPENSES:
 Lease operating expenses........................................       6,235            (69)(a)        86       --            6,252
 Depreciation, depletion
     and amortization ...........................................      11,288           --            --        4,110(d)      15,398
 General and administrative......................................       3,263           --            --         --            3,263
 Interest .......................................................         945           --            --        2,669(c)       3,614
                                                                     --------        -------        ------    -------        -------
   Total costs and expenses .....................................      21,731            (69)           86      6,779         28,527
                                                                     --------        -------        ------    -------        -------
Income from operations ..........................................       9,009          1,882         7,521     (6,779)        11,633

Income tax expense ..............................................       2,926           --            --        1,146(e)       4,072
                                                                     --------        -------        ------    -------        -------
Net income ......................................................       6,083          1,882         7,521     (7,924)         7,562

Preferred stock dividends .......................................       2,097           --            --         --            2,097
                                                                     --------        -------        ------    -------        -------
Net income available to
   common shares ................................................    $  3,986        $ 1,882        $7,521    $(7,924)       $ 5,465
                                                                     ========        =======        ======    =======        =======
Net income per common share:
     Primary ....................................................    $   0.63                                                $  0.86
                                                                     ========                                                =======
     Assuming full dilution......................................    $   0.62                                                $  0.80
                                                                     ========                                                =======

Shares used in computing net income per common share:
     Primary ....................................................       6,332                                                  6,332
                                                                     ========                                                =======
     Assuming full dilution .....................................       6,440                                                  9,430
                                                                     ========                                                =======

         See Notes to Unaudited Pro Forma Consolidated Financial Statements

                                                                       PAGE F-12

                              CALLON PETROLEUM COMPANY
           NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1.     BASIS OF PRESENTATION

      In October 1997, the Company agreed to purchase Chevron U.S.A. Inc.'s interest in the Mobile Block 864 Area (the "Chevron Acquisition") for $34 million effective July 1, 1997. The Chevron Acquisition is expected to close November 1997 for a net purchase price of $30.9 million. Because all working interest owners in this property, including the Company, have a preferential right to acquire a proportionate share of this Chevron interest, the Company's total interest acquired could be reduced by 39%. No assurances can be made that the Company will be able to successfully consummate the Chevron Acquisition or as to whether preferential rights will be exercised.

      In June 1997, Callon Petroleum Operating Company purchased a Working interest in the Mobile Area Block Unit from Elf Exploration, Inc. (the "Elf Acquisition") for a net purchase price of $11.8 million

      The accompanying Pro Forma Consolidated Statements of Operations of the Company for the year ended December 31, 1996 and the nine months ended September 30, 1997 give effect to the Elf Acquisition and the Chevron Acquisition as if the transactions occurred at the beginning of the earliest period presented. The effect of the Elf Acquisition detailed in the Pro Forma Consolidated Statements of Operations of the Company for the nine months ended September 30, 1997, includes only that portion of the Elf Acquisition up to the date of purchase. Amounts related to the Elf Acquisition after the date of purchase are included in the operations of the Company.

      The accompanying Pro Forma Consolidated Balance Sheet at September 30, 1997 gives effect to the Chevron Acquisition and the Elf Acquisition as if the transactions occurred on September 30, 1997.


      The Pro Forma Consolidated Balance Sheet and Statements of Operations are based on the assumptions set forth in the Notes to such statements. Such pro forma information should be read in conjunction with the related financial information of the Company and is not necessarily indicative of the results which would actually have occurred had the transaction been in effect on the date or for the period indicated or which may occur in the future.

                                                                       PAGE F-13
2.    PRO FORMA ADJUSTMENTS

      Pro Forma entries necessary to adjust the historical financial statements of the Company are as follows:

      (a) To reflect the Elf Acquisition and the related results of operations as described in Note 1.

      (b) To reflect the Chevron Acquisition and the related results of operations as described in Note 1.

      (c) Reflects an increase of interest expense related to the purchase of the Chevron Acquisition as if the transaction had occurred at the beginning of the year ended December 31, 1996. The estimated interest rate used was 8.5%. A one-eighth change in this estimated rate would affect interest expense by $65,000 and $39,000 for the year ended December 31, 1996 and the nine months ended September 30, 1997, respectively.

      (d) To record a provision for Federal income taxes at a corporate statutory rate of 35% on pro forma income as a result of the acquisition

      (e) To adjust depletion for the combined full cost pool based on the purchase of the Chevron Acquisition as described in Note 1.